     As filed with the Securities and Exchange Commission on April 9, 1999
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ----------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 1999

                           Playboy Enterprises, Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                    1-14790                  36-4249478
     (State or other       (Commission File Number)         (IRS Employer
      jurisdiction                                       Identification No.)
    of incorporation)

680 North Lake Shore Drive, Chicago,                      60611
              Illinois                                 (Zip Code)
   (Address of principal executive
              offices)

       Registrant's telephone number, including area code: (312) 751-8000

                  ------------------------------------------
         (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets

   On March 15, 1999, the Registrant filed its original Form 8-K with respect to its acquisition of Spice Entertainment Companies, Inc., a Delaware corporation ("Spice"). This Form 8-K/A is filed to furnish audited consolidated financial statements of Spice and unaudited pro forma financial information of the Registrant giving effect to the Registrant's acquisition of Spice. The original Form 8-K is also amended so that the information reported under Item 5 is deemed reported under Item 2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

 (a) Financial Statements of Business Acquired

   The audited consolidated financial statements of Spice for the years ended December 31, 1998, 1997 and 1996 are attached to this Form 8-K/A as Exhibit 99.1.

 (b) Pro Forma Financial Information

   The unaudited pro forma financial information of the Registrant for the fiscal year ended December 31, 1998, giving effect to the Registrant's acquisition of Spice, is attached to this Form 8-K/A as Exhibit 99.2.

 (c) Exhibits

 Exhibit
 Number  Description
 ------- -----------
  23     Consent of Grant Thornton LLP

  99.1   Audited Consolidated Financial Statements of Spice Entertainment
         Companies, Inc. for the years ended December 31, 1998, 1997 and 1996

  99.2   Unaudited Pro Forma Financial Information of Playboy Enterprises, Inc.
         for the fiscal year ended December 31, 1998

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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Playboy Enterprises, Inc.

                                             /s/ Howard Shapiro
                                          By: _________________________________
                                            Name: Howard Shapiro
                                            Title:  Executive Vice President,
                                                    Law and Administration,
                                                    General Counsel and
                                                    Secretary

Date: April 8, 1999

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

                               INDEX TO EXHIBITS

 Exhibit                                                                   Page
 Number                            Description                            Number
 -------                           -----------                            ------
 23      Consent of Grant Thornton LLP ................................     5

 99.1    Audited Consolidated Financial Statements of Spice
         Entertainment Companies, Inc. for the years ended December 31,
         1998, 1997 and 1996 ..........................................    F-1

 99.2    Unaudited Pro Forma Financial Information of Playboy
         Enterprises, Inc. for the fiscal year ended December 31, 1998
         ..............................................................    F-27

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